Tax Rate Reconciliation (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Rate Reconciliation
Tax at federal statutory rate (34%)	$ (669,666)	$ 24,306
Non-deductible expenses	1,098	(24,306)
Effect of offset from Kansas property acquisitions.	406,946	0
States taxes, net of Federal benefit	(93,950)	0
Effect of tax rates lower than statutory rate	55,248	0
Total Rate Reconciliation	$ (300,324)	$ 0